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                                                                  Exhibit 23.1

                     [ARTHUR ANDERSEN LLP LETTERHEAD]


                Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of FedEx Corporation of our reports dated June 29, 1999 incorporated by reference in FedEx Corporation's Form 10-K for the year ended May 31, 1999, and to all references to our firm included in this registration statement.


                                       /s/ Arthur Andersen LLP


Memphis, Tennessee
April 10, 2000